Exhibit 24

                                  POWER OF ATTORNEY

                                         RE

                     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, R.P. Koeppe, a Member of the Board of Trustees of Orchard Series Fund, a Delaware business trust, do hereby constitute and appoint each of R.B. Lurie and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Orchard
Series Fund to comply with the Securities Act of 1933, the Investment Company Act of
1940 and any rules, regulations, and requirements of the Securities and Exchange
Commission thereunder, in connection with the registration under said Acts of variable annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of
Trustees of Orchard Series Fund, to the Registration Statement of Orchard Series Fund
(Registration Nos. 333-09271; 811-07735), and to any and all amendments thereto, and
I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   12th   day
of October, 1996.


                                       /s/ R.P. Koeppe

                                       R.P. Koeppe
                                       Member, Board of Trustees
                                       Orchard Series Fund


Witness:


/s/ Heather Schultz, UMB Bank
                                  POWER OF ATTORNEY

                                         RE

                     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, R. Jennings, a Member of the Board of Trustees of Orchard Series Fund, a Delaware business trust, do hereby constitute and appoint each of R.B. Lurie and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Orchard
Series Fund to comply with the Securities Act of 1933, the Investment Company Act of
1940 and any rules, regulations, and requirements of the Securities and Exchange
Commission thereunder, in connection with the registration under said Acts of variable annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of
Trustees of Orchard Series Fund, to the Registration Statement of Orchard Series Fund
(Registration Nos. 333-09271; 811-07735), and to any and all amendments thereto, and
I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   10th   day
of October, 1996.


                                       /s/ R. Jennings

                                       R. Jennings
                                       Member, Board of Trustees
                                       Orchard Series Fund


Witness:


/s/Blake Langly
                                  POWER OF ATTORNEY

                                         RE

                     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, S. Zisman, a Member of the Board of Trustees of Orchard Series Fund, a Delaware business trust, do hereby constitute and appoint each of R.B. Lurie and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Orchard
Series Fund to comply with the Securities Act of 1933, the Investment Company Act of
1940 and any rules, regulations, and requirements of the Securities and Exchange
Commission thereunder, in connection with the registration under said Acts of variable annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of
Trustees of Orchard Series Fund, to the Registration Statement of Orchard Series Fund
(Registration Nos. 333-09271; 811-07735), and to any and all amendments thereto, and
I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this   9th   day of
October, 1996.


                                       /s/ S. Zisman

                                       S. Zisman
                                       Member, Board of Trustees
                                       Orchard Series Fund


Witness:


/s/ Tara Mansuetti